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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 19, 2002

                            ORCHID BIOSCIENCES, INC.
             (Exact name of registrant as specified in its charter)


   Delaware               000-30267                22-3392819
----------------        ------------          -------------------
(State or other         (Commission           (IRS Employer
jurisdiction of         File Number)          Identification No.)
incorporation)



                                4390 US Route One
                               Princeton, NJ 08540
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (609) 750-2200


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On December 20, 2002, Orchid BioSciences, Inc. announced that it had entered into a definitive agreement with Beckman Coulter, Inc. pursuant to which Beckman acquired certain assets of Orchid's SNP genotyping instruments, bioinformatic software and related consumables business. The press release regarding the acquisition attached hereto as Exhibit 99.1 is incorporated herein by reference into this Item 5.

         In addition, on December 27, 2002, Orchid announced that it had obtained a $10 million credit facility from Comerica, a leading financial services company. The press release regarding the credit facility attached hereto as Exhibit 99.2 is incorporated herein by reference into this Item 5.



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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

         99.1 Press Release, dated December 20, 2002, announcing the acquisition of Orchid's SNP Geneotyping Instrumentation Business by Beckman Coulter, Inc.

         99.2 Press Release, dated December 27, 2002, announcing Orchid's obtaining $10 million credit facility from Comerica.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ORCHID BIOSCIENCES, INC.
                                       (Registrant)



Date: January 6, 2003                  /s/ Andrew P. Savadelis
                                       ------------------------------------
                                       Name: Andrew P. Savadelis
                                       Title: Senior Vice President & Chief
                                              Financial Officer





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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                   Description
------                   -----------
 99.1 Press Release, dated December 20, 2002, announcing the acquisition of Orchid's SNP Genotyping
           Instrumentation Business by Beckman Coulter, Inc.

 99.2      Press Release, dated December 27, 2002, announcing
           Orchid's obtaining $10 million credit facility from Comerica.